UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

As previously disclosed, on May 21, 2024, LuxUrban Hotels Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as representative of the underwriters, relating to, among other things, the sale to the public (the “Offering”) of (i) 30,500,000 (thirty million five hundred thousand) shares (the “Firm Shares”) of the Company’s common stock, $0.00001 (one one-thousandth of one cent) par value per share (“Common Stock”) and (ii) up to 4,575,000 (four million five hundred seventy five thousand) shares of Common Stock (the “Option Shares”, and together with the Firm Shares, the “Shares”), which may be issued by the Company upon the exercise of an over-allotment option granted to the underwriters.

On May 22, 2024, the underwriters notified the Company they were exercising their over-allotment option in full, to purchase all 4,575,000 Option Shares. On May 23, 2024, the Company completed the Offering of the Firm Shares and Option Shares. Roth Capital Partners, LLC acted as sole bookrunner in the Offering. After deducting underwriting discounts and estimated expenses payable by the Company associated with the Offering, the net proceeds to the Company were approximately $7,076,437.50 (seven million seventy six thousand four hundred thirty seven dollars and fifty cents).

On May 23, 2024, the Company issued a press release announcing the underwriters full exercise of their overallotment option in the Offering and issuance of the Option Shares. The press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Press Release Announcing Underwriters Full Exercise of Overallotment Option, Sale of Option Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Chief Executive Officer & Chief Financial Officer

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